SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 22, 2003

ALION SCIENCE AND TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89756	54-2061691

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 West 35th Street	1750 Tysons Boulevard
Chicago, IL 60616	Suite 1300
(312) 567-4000	McLean, VA 22102
(703) 918-4480

(Address, including Zip Code and Telephone Number, including
Area Code, of Principal Executive Offices)

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)  Exhibits

Exhibit Number	Description

99	Press Release dated May 22, 2003, announcing Alion’s financial results for the second 12-week interim period ended March 14, 2003 and the 24-week period ended March 14, 2003.

Item 9. Regulation FD Disclosure (Required by Item 12. Results of Operations and Financial Condition).

On May 22, 2003, Alion Science and Technology Corporation issued a final press release announcing financial results for the second 12-week interim period ended March 14, 2003 and the 24-week period ended March 14, 2003. This press release is attached as Exhibit 99 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2003

ALION SCIENCE AND TECHNOLOGY CORPORATION

By: /s/ John M. Hughes
Name: John M. Hughes
Title: Chief Financial Officer

3